Exhibit 99.906Cert

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR (the “Report”) for the period ended May 31, 2021 of the Stone Harbor Emerging Markets Income Fund (the “Registrant”).

I, Peter J. Wilby, the President and Chief Executive Officer of the Registrant, certify that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	August 6, 2021

By:	/s/ Peter J. Wilby
Peter J. Wilby (Principal Executive Officer)
President and Chief Executive Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document.  A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is furnished pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the report on Form N-CSR (the “Report”) for the period ended May 31, 2021 of the Stone Harbor Emerging Markets Income Fund (the “Registrant”).

I, Thomas M. Reynolds, Principal Financial Officer/Principal Accounting Officer of the Registrant, certify that:

(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:	August 6, 2021

By:	/s/ Thomas M. Reynolds
Thomas M. Reynolds
Principal Financial Officer/Principal Accounting Officer

This certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form N-CSR or as a separate disclosure document.  A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.